UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2021

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive

Wilmington, DE 19808

Registrant’s telephone number, including area code (302) 995-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

As previously disclosed in the Proxy Statement filed by Ashland Global Holdings Inc. (“Ashland”) with the Securities and Exchange Commission (“SEC”) on December 7, 2020 (the “Proxy Statement”), Craig A. Rogerson did not seek re-election to Ashland’s Board of Directors and is no longer a director of Ashland effective as of Ashland’s Annual Meeting of Stockholders on January 28, 2021 (the “Annual Meeting”).

Adoption of the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan

At the Annual Meeting, the stockholders approved the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan (the “2021 Omnibus Plan”).  The 2021 Omnibus Plan provides for awards in the form of options, stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), performance units, cash incentive awards, deferred share units and other equity-based or equity-related awards that the applicable committee determines are consistent with the purpose of the plan and the interests of Ashland.  Such committee may subject any award type to performance-based vesting conditions, with such conditions based on performance metrics approved by the committee and which may include, but not be limited to, (i) GAAP and adjusted-GAAP financial measures, (ii) strategic measures, (iii) sustainability measures, (iv) individual performance measures and (v) operational measures, and which are measured over a committee-approved performance period.

An aggregate of 4,350,000 new shares of common stock, par value $0.01 per share (the “Common Stock”), of Ashland have been reserved for issuance under the 2021 Omnibus Plan, plus shares subject to outstanding awards under the Ashland Global Holdings Inc. 2018 Omnibus Incentive Compensation Plan  (the “Prior Plan”)  as of the date the 2021 Omnibus Plan is approved by our stockholders, to the extent that such awards are forfeited or such awards are settled or terminated without a distribution of shares. The maximum aggregate number of shares that may be delivered pursuant to incentive stock options granted under the 2021 Omnibus Plan would be 4,350,000.

For purpose of counting the number of shares available to be issued under the 2021 Omnibus Plan, any shares of Common Stock underlying an award other than a stock option, stock-settled SAR or cash-based award (collectively, the “Full-Value Awards”) that are issued or delivered under the 2021 Omnibus Plan will reduce the shares available under the plan by 2.0 shares for every one share of Common Stock issued or delivered in connection with such Full-Value Award, and any shares covered by an award other than a Full-Value Award will reduce the shares of Common Stock available under the plan by one share for every one share of Common Stock issued or delivered under such award.

Awards under the 2021 Omnibus Plan may be granted to directors, officers, employees or consultants (including prospective directors, officers, employees or consultants).  No Awards may be granted under the 2021 Omnibus Plan after January 28, 2031.

The Compensation Committee will have the authority to administer the 2021 Omnibus Plan and may, to the extent permitted by applicable laws, delegate authority under the plan. The Governance & Nominating Committee will have the authority to administer the 2021 Omnibus Plan with respect to independent directors.

For more information about the 2021 Omnibus Plan, see Ashland’s Proxy Statement filed with the SEC.  This summary is qualified in its entirety by reference to the full text of the 2021 Omnibus Plan and the Form of Award Agreements attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on January 28, 2021, a total of 54,580,195 shares of Common Stock, representing 90% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.  In accordance with Ashland’s customary practice, Mr. Joseph, a newly elected director, will enter into Ashland’s standard director Indemnification Agreement.  Mr. Joseph will join the Audit and Environmental, Health, Safety and Quality Committees.

Proposal 1:  All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Abstain	Broker Non-Votes
Brendan M. Cummins	49,373,711	185,774	5,020,710
William G. Dempsey	49,335,540	223,944	5,020,710
Jay V. Ihlenfeld	49,337,433	222,051	5,020,710
Wetteny Joseph	49,345,091	214,394	5,020,710
Susan L. Main	43,611,806	5,947,678	5,020,710
Guillermo Novo	48,377,811	1,181,673	5,020,710
Jerome A. Peribere	49,333,177	226,307	5,020,710
Ricky C. Sandler	49,262,461	297,024	5,020,710
Janice J. Teal	47,276,967	2,282,518	5,020,710

Proposal 2:  The appointment of Ernst & Young LLP as Ashland’s independent registered public accountants for fiscal 2021 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain
54,448,520	43,205	88,470

 Proposal 3:  The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
48,093,468	1,332,725	133,291	5,020,710

  Proposal 4:  The stockholders approved the Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,797,072	2,613,720	148,693	5,020,710

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
10.1	Ashland Global Holdings Inc. 2021 Omnibus Incentive Compensation Plan

10.2	Form of Stock-Settled Restricted Stock Unit Award Agreement

10.3	Form of Restricted Share Award Agreement

10.4	Form of Stock Appreciation Rights Award Agreement

10.5	Form of Performance Unit Award Agreement

10.6	Form of Cash-Settled Restricted Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

February 3, 2021	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels
Senior Vice President, General Counsel and Secretary

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